Exhibit 99.1
Joint Filer Information

Date of Event Requiring Statement:	July 31, 2011

Issuer Name and Ticker or Trading Symbol:	CoreSite Realty Corp [ COR ]

Designated Filer:	Carlyle Realty IV GP, L.L.C.

Other Joint Filers:	Carlyle Realty IV, L.P. CoreSite CRP IV Holdings, LLC CRP IV AIV GP, L.L.C. CRP IV AIV GP, L.P. CRQP IV AIV, L.P. CoreSite CRP IV Holdings (VCOC I), LLC

Addresses:	The address of the principal business and principal office of each of Carlyle Realty IV GP, L.L.C., Carlyle Realty IV, L.P., CoreSite CRP IV Holdings, LLC, CRP IV AIV GP, L.L.C., CRP IV AIV GP, L.P., CRQP IV AIV, L.P. and CoreSite CRP IV Holdings (VCOC I), LLC is c/o The Carlyle Group, 1001 Pennsylvania Ave., N.W., Suite 220 South, Washington, DC 20004-2505.

Signatures:

Dated: August 2, 2011
CARLYLE REALTY IV, GP, L.L.C.
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact Name: David M. Rubenstein Title: Managing Director

CARLYLE REALTY IV, L.P.

by: Carlyle Realty IV, GP, L.L.C., its General Partner
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact Name: David M. Rubenstein Title: Managing Director

CORESITE CRP IV HOLDINGS, LLC

by: Carlyle Realty IV, L.P., its Managing Member
by: Carlyle Realty IV, GP, L.L.C., its General Partner
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact Name: David M. Rubenstein Title: Managing Director

CRP IV AIV GP, L.L.C.

by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact Name: David M. Rubenstein Title: Managing Director

CRP IV AIV GP, L.P.

by: CRP IV AIV GP, L.L.C., its General Partner
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact Name: David M. Rubenstein Title: Managing Director

CRQP IV AIV, L.P.

by: CRP IV AIV GP, L.P., its General Partner
by: CRP IV AIV GP, L.L.C., its General Partner
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact Name: David M. Rubenstein Title: Managing Director

CoreSite CRP IV Holdings (VCOC I), LLC

by: CRQP IV AIV, L.P., its Managing Member
by: CRP IV AIV GP, L.P., its General Partner
by: CRP IV AIV GP, L.L.C., its General Partner
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact Name: David M. Rubenstein Title: Managing Director